THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Interim Report
December 31, 2009

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2009

Assets

Portfolio investments at fair value (cost $10,839,669)	$14,122,251
Cash and cash equivalents	3,425,778
Deferred compensation plan assets, at market value	374,759
Due from affiliates	183,927
Prepaid expenses and other assets	46,217
Accrued interest receivable	451

Total Assets	$18,153,383

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$374,759
Deferred tax liability	7,974
Accounts payable and accrued expenses:
Audit and tax	117,375
Legal	76,355
Other	5,262
Total liabilities	581,725

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	118,599
Beneficial Shareholders (108,159.8075 shares)	17,453,059
Total Shareholders’ Equity (net asset value)	17,571,658

Total Liabilities and Shareholders’ Equity	$18,153,383

Net Asset Value per Share of Beneficial Interest	$161.36

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Nine Months Ended December 31, 2009
	Three Months	Nine Months
	Ended	Ended
	December 31,	December 31,
	2009	2009

Investment Income and Expenses

Income:
Interest from cash and cash equivalents	$1,797	$9,831
Income from portfolio investment	90,316	131,924
Total income	92,113	141,755

Expenses:
Legal fees	22,298	150,772
Audit and tax fees	27,025	122,875
Management fee	33,687	106,423
Administrative fees	29,180	89,853
Independent Trustee fees	11,938	51,272
Insurance expense	10,300	34,251
Other expenses	45	22,657
Total expenses	134,473	578,103

Net investment loss	(42,360)	(436,348)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Indirect Investments	473,098	3,257,914
Distributions of realized gain received from Indirect Investments	198,824	235,561
Realized loss from write-off of Indirect Investments	(107,443)	(2,079,843)
Net change in Shareholders’ Equity from Indirect Investments	564,479	1,413,632

Change in net unrealized appreciation of Distributed Investments	-	(12,520)
Net realized gain from Distributed Investments	-	3,427
Net change in Shareholders’ Equity from Distributed Investments	-	(9,093)

Change in net unrealized appreciation of Direct Investments	(513,746)	141,952

Net change in Shareholders’ Equity from Portfolio Investments before tax	50,733	1,546,491

Provision for income taxes	(2,309)	1,182

Net change in Shareholders’ Equity from Portfolio Investments after tax	48,424	1,547,673

Net Increase in Shareholders’ Equity from Operations	$6,064	$1,111,325

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Nine Months Ended December 31, 2009

	Adviser	Beneficial
	Trustee	Shareholders	Total

Shareholders’ Equity as of April 1, 2009	$92,114	$16,368,219	$16,460,333

Increase in Shareholders’ Equity
from operations:
Net investment loss	(2,008)	(434,340)	(436,348)
Realized loss from investments - net (C)	(9,554)	(2,066,862)	(2,076,416)
Distributions of realized gain received
from Indirect Investments - net	1,084	234,477	235,561
Change in unrealized appreciation
on investments - net	36,957	3,350,389	3,387,346
Provision for income taxes	6	1,176	1,182

Net increase in Shareholders’ Equity
from operations	26,485	1,084,840	1,111,325

Shareholders’ Equity as of December 31, 2009 (A)	$118,599	$17,453,059	$17,571,658

(A)	Shareholders’ Equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $161.36 as of December 31, 2009.  Additionally, from February 9, 1998 (commencement of operations) through December 31, 2009, the Trust made cash distributions to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended December 31, 2009

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$1,111,325

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Net realized loss from Investments	1,840,855
Change in net unrealized appreciation of Investments	(3,387,346)
Proceeds from the sale of Distributed Investments	136,620
Net capital contributed to Indirect Investments	(236,206)
Return of capital distributions received from Indirect Investments	654,994
Decrease in accrued interest receivable	1,477
Increase in deferred compensation plan assets, at market value	(81,265)
Increase in prepaid expenses and other assets	(165,472)
Decrease in prepaid income tax	5,938
Decrease in other receivable - foreign withholding tax	22,742
Increase in deferred compensation plan - due to Independent Trustees	81,265
Decrease in deferred tax liability	(1,182)
Increase in accounts payable and accrued expenses	50,019
Net cash provided by operating activities	33,764

Cash Flows Used for Financing Activities

Increase in cash and cash equivalents	33,764
Cash and cash equivalents at beginning of period	3,392,014

Cash and Cash Equivalents at End of Period	$3,425,778

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of December 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-kind) dividend	$863,700	$1,791,895
1,000 shares of common stock	1,000,000	439,777

Total Manufacturing	1,863,700	2,231,672	12.70%	12.70%

Total Direct Investments	1,863,700	2,231,672	12.70%	12.70%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	1,046,694	1,192,996	6.79%	6.79%
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	392,428	440,634	2.51%	2.51%
$2,500,000 original capital commitment
.267% limited partnership interest

Total International	1,439,122	1,633,630	9.30%	9.30%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	527,656	746,414	4.25%	4.25%
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	230,950	230,881	1.31%	1.31%
$5,000,000 original capital commitment
.124% limited partnership interest

Total Large Corporate Restructuring	758,606	977,295	5.56%	5.56%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	$2,500,581	$4,056,809	23.09%	23.09%
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	1,177,744	1,246,641	7.09%	7.09%
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	572,461	1,129,295	6.43%	6.43%
$3,500,000 original capital commitment
.990% limited partnership interest

Total Medium Corporate Restructuring	4,250,786	6,432,745	36.61%	36.61%

Sector Focused:
First Reserve Fund VIII, L.P. (A)	0	33,000	0.19%	0.19%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	95,000	131,964	0.75%	0.75%
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	1,064,689	1,176,253	6.69%	6.69%
$3,000,000 original capital commitment
.293% limited partnership interest

Total Sector Focused	1,159,689	1,341,217	7.63%	7.63%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (A)	239,769	239,769	1.36%	1.36%
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.
(f/k/a Triumph Partners III, L.P.)	5,824	8,308	0.05%	0.05%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring	245,593	248,077	1.41%	1.41%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P.	$501,249	$515,736	2.94%	2.94%
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	131,264	131,421	0.75%	0.75%
$1,540,000 original capital commitment
.381% limited partnership interest

Sprout Capital VIII, L.P.	489,660	610,458	3.47%	3.47%
$5,000,000 original capital commitment
.667% limited partnership interest

Total Venture Capital	1,122,173	1,257,615	7.16%	7.16%

Total Indirect Investments	8,975,969	11,890,579	67.67%	67.67%

Total Portfolio Investments (B) (C) (D)	$10,839,669	$14,122,251	80.37%	80.37%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

(C)
For the three months ended December 31, 2009, the Trust received final liquidating distributions from American Securities Partners II, L.P., Providence Equity Offshore Partners III, L.P. and Thomas H. Lee Equity Fund IV, L.P. totaling $61,395, resulting in a gain of $57,690.

(D)
For the three months ended December 31, 2009, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $107,443.

Hicks, Muse, Tate & First Equity Fund IV, L.P.                             $       31,400
Sentinel Capital Partners II, L.P.                                                                 76,043
$     107,443

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Nine Months Ended December 31, 2009

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the nine months ended December 31, 2009.

Operating Performance Per
Share of Beneficial Interest:	2009

Net asset value, beginning of year	$151.33

Net investment gain (loss)	(4.02)
Net change in net assets from
Portfolio Investments	14.05

Net (decrease) increase in net assets resulting from operations	10.03

Net asset value, end of year	$161.36

Total investment return	8.84%

Ratios to Average Net Assets:

Expenses	4.53%

Net investment loss	(3.42%)

Ratio of expenses and (A)
Provision for income taxes	4.52%

Supplemental Data:

Net assets, end of year	$17,453,059

Portfolio turnover	(6.70%)

(A)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s scheduled termination date was December 31, 2009.  In November 2009, the Trustees determined to extend the term of the Trust until December 31, 2010 and amended the declaration of Trust. Accordingly, the Trust is now scheduled to terminate on December 31, 2010.  The Trust is now subject to extension by the Trustees for up to two additional one-year periods.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $14,122,251 as of December 31, 2009, representing 77.79% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation.  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of December 31, 2009, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Recent Accounting Developments - In June 2009, the FASB issued FASB Statement No.168, The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”).  The Statement establishes the FASB Accounting Standards Codification (“Codification” or “ASC”) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of the federal securities laws are also sources of authoritative GAAP for SEC registrants.  The Codification supersedes all existing non-SEC accounting and reporting standards.  ASC 105 shall be effective for interim and annual reporting periods ending after September 15, 2009.  References to the Codification have been included, as appropriate, in these consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

During the nine months ended December 31, 2009, the Trust recorded a provision for income taxes of $1,182 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiaries.  The income tax provision is comprised of a federal deferred tax benefit of $1,182.

The tax effects of temporary differences that give rise to the deferred tax liability as of December 31, 2009 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiaries in excess of their tax basis.

On April 1, 2007, the Trust adopted the authoritative guidance for uncertainty in income taxes included in FASB ASC 740, Income Taxes (formerly Financial Accounting Standards Board (“FASB”) Interpretation No. 48), as amended by Accounting Standards Update (“ASU”) 2009-06, Implementation Guidance on Accounting for Uncertainty in Taxes and Disclosures Amendments for Nonpublic Entities.  This guidancerequires that the Trust recognize in its financial statements the impact of tax positions taken (or expected to be taken) on an income tax return only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

Cash and Cash Equivalents - Cash and cash equivalents consist of cash and highly liquid investments with maturities of less than 90 days.  The Trust maintains its cash in bank accounts, which at times may exceed federally insured limits.  The Trust considers its money market investment held at broker to be a cash equivalent.

3.           Fair Value of Portfolio Investments

The Trust adopted ASC 820-10 (formerly Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157), Fair Value Measurements, (“ASC 820-10”) effective April 1, 2008.  In accordance with ASC 820-10, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.  ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Partnership has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Trust’s investments carried at value:

Valuation inputs:
Level 1 – Quoted prices	$-
Level 2 – Other significant observable inputs	-
Level 3 – Significant unobservable inputs	14,122,251
Total	$14,122,251

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

3.           Fair Value of Portfolio Investments, continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of 3/31/09	$13,131,168
Realized and unrealized gain/loss	1,307,503
Net purchases/sales	(316,420)
Balance as of 12/31/09	$14,122,251

Net change in unrealized appreciation/depreciation
from investments still held as of 12/31/09	$3,387,346

In April 2009, the FASB issued ASC 820-10-35 (formerly FASB Staff Position No. FSP FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“ASC 820-10-35”).  ASC 820-10-35 provides additional guidance for estimating fair value in accordance with ASC 820-10, when the volume and level of activity for the asset or liability have significantly decreased.  ASC 820-10-35 shall be effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.  The Trust adopted the provisions of ASC 820-10-35 on April 1, 2009.  The provisions of ASC 820-10-35 did not have a material impact on the Trust’s financial condition and results of operations.

4.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

In 2008, global economic growth slowed substantially and the world’s financial markets experienced unprecedented volatility and declines in valuations across all asset classes.  Revenues and operating cash flows for most businesses are being impacted by this slowdown.  Also, the financial industry has experienced significant losses, which has stalled substantially the lending markets, leaving many businesses unable to borrow or limiting leveraged transactions.  These restrictions on obtaining available financing, coupled with the current economic uncertainties and deteriorating financial results, have resulted in a low volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to the Adviser Trustee in estimating the fair value of the Trust’s investments.

Market conditions may continue to deteriorate, which may negatively impact the estimated fair value of the Trust’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Trust and cannot be predicted.  Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties.  There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

5.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

6.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

7.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of September 30, 2009, which was used to calculate the management fee for the quarter ended December 31, 2009, was $10,779,789.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the year ended December 31, 2009.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

8.           Investment Commitments

As of December 31, 2009, the Trust had unfunded investment commitments of approximately $2 million.

9.           Cash Distributions

Cumulative distributions made from inception of the Trust through December 31, 2009 total $122,350,945, of which the Beneficial Shareholders received $121,787,945, or $1,126.00 per Share and the Adviser Trustee received $563,000.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited), continued

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 52	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 63	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 78	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes International Fund, Sycuan Fund, and Forward Funds

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2009).

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2009).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The Pacific Corporate Group
Private Equity Fund
1200 Prospect Street, Suite 200
La Jolla, CA  92037